                                                                   EXHIBIT 25(a)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                      UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)
                          ----------------------------

                  BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION
               (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

A NATIONAL BANKING ASSOCIATION                            31-0838515
                                                          (I.R.S. EMPLOYER
                                                          IDENTIFICATION NUMBER)

100 EAST BROAD STREET, COLUMBUS, OHIO                     43271-0181
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                          BANK ONE TRUST COMPANY, N.A.
                                1 BANK ONE PLAZA
                             CHICAGO, ILLINOIS 60670
          ATTN: SANDRA L. CARUBA, FIRST VICE PRESIDENT, (312) 336-9436
            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                          -----------------------------

                                  POPULAR, INC.
               (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

PUERTO RICO                                               66-0416582
(STATE OR OTHER JURISDICTION OF                           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NUMBER)

209 MUNOZ RIVERA AVENUE                                   00918
HATO REY, PUERTO RICO                                     (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 DEBT SECURITIES
           GUARANTEE OF DEBT SECURITIES OF POPULAR NORTH AMERICA, INC.
        GUARANTEE OF DEBT SECURITIES OF POPULAR INTERNATIONAL BANK, INC.
                         (TITLE OF INDENTURE SECURITIES)

ITEM 1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING
         INFORMATION AS TO THE TRUSTEE:

          (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

          Comptroller of Currency, Washington, D.C.; Federal Deposit Insurance Corporation, Washington, D.C.; The Board of Governors of the Federal Reserve System, Washington D.C.

          (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

          The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

          No such affiliation exists with the trustee.

ITEM 16. LIST OF EXHIBITS. LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY.

          1. A copy of the articles of association of the trustee now in effect.*

          2. A copy of the certificate of authority of the trustee to commence business.*

          3. A copy of the authorization of the trustee to exercise corporate trust powers.*

          4.        A copy of the existing by-laws of the trustee.*

          5.        Not Applicable.

          6. The consent of the trustee required by Section 321(b) of the Act.

          7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

          8.        Not Applicable.

          9.        Not Applicable.

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bank One Trust Company, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago and State of Illinois, on the 8th day of November, 2001.


          BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, TRUSTEE


          BY  /S/ SANDRA L. CARUBA
              SANDRA L. CARUBA
              FIRST VICE PRESIDENT





* Exhibits 1, 2, 3, and 4 are herein incorporated by reference to Exhibits bearing identical numbers in Item 16 of the Form T-1 of Bank One Trust Company, National Association, filed as Exhibit 25 to the Registration Statement on Form S-3 of Burlington Northern Santa Fe Corporation, filed with the Securities and Exchange Commission on May 10, 2000 (Registration No. 333-36718).

                                    EXHIBIT 6


                       THE CONSENT OF THE TRUSTEE REQUIRED
                          BY SECTION 321(b) OF THE ACT


                                November 8, 2001


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between Popular, Inc. and Bank One Trust Company, National Association, as Trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                              Very truly yours,

                              BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION


                              BY: /S/ SANDRA L. CARUBA
                                  SANDRA L. CARUBA
                                  FIRST VICE PRESIDENT

                                    EXHIBIT 7

Legal Title of Bank:     Bank One Trust Company, N.A.     Call Date: 9/30/01       State #:  391581     FFIEC 041
Address:                 100 Broad Street                 Vendor ID:  D            Cert #:  21377       Page  RC-1
City, State  Zip:        Columbus, OH 43271               Transit #:  04400003

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.


SCHEDULE RC--BALANCE SHEET


                                                                                           DOLLAR AMOUNTS IN THOUSANDS       C300
                                                                                           RCON        BIL MIL THOU
                                                                                           ------    -----------------       ----
ASSETS
1. Cash and balances due from depository institutions (from Schedule
   RC-A):                                                                                  RCON
                                                                                           ----
   a.  Noninterest-bearing balances and currency and coin(1).......................        0081              297,128         1.a
   b.  Interest-bearing balances(2)................................................        0071                    0         1.b
2. Securities
   a.  Held-to-maturity securities(from Schedule RC-B, column A)...................        1754                    0         2.a
   b.  Available-for-sale securities (from Schedule RC-B, column D)................        1773                  863         2.b
3. Federal funds sold and securities purchased under agreements to
   resell..........................................................................        1350            1,457,726         3.
4. Loans and lease financing receivables: (from Schedule RC-C):                            RCON
                                                                                           ----
   a.  Loans and leases held for sale..............................................        5369                    0         4.a
   b.  Loans and leases, net of unearned income....................................        B528              147,723         4.b
   c.  LESS: Allowance for loan and lease losses...................................        3123                  194         4.c
   d.  Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c)........................................................        B529              147,529         4.d
5. Trading assets (from Schedule RC-D).............................................        3545                    0         5.
6. Premises and fixed assets (including capitalized leases)........................        2145               17,587         6.
7. Other real estate owned (from Schedule RC-M)....................................        2150                    0         7.
8. Investments in unconsolidated subsidiaries and associated
   companies (from Schedule RC-M)..................................................        2130                    0         8.
9. Customers' liability to this bank on acceptances outstanding....................        2155                    0         9.
10. Intangible assets..............................................................
    a.  Goodwill...................................................................        3163                    0        10.a
    b.  Other intangible assets (from Schedule RC-M)...............................        0426                9,759        10.b
11. Other assets (from Schedule RC-F)..............................................        2160              763,544        11.
12. Total assets (sum of items 1 through 11).......................................        2170            2,694,136        12.


(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.


Legal Title of Bank:     Bank One Trust Company, N.A.     Call Date:  9/30/01     State #:  391581     FFIEC 041
Address:                 100 East Broad Street            Vendor ID:  D           Cert #"  21377       Page RC-2
City, State  Zip:        Columbus, OH 43271               Transit #:  04400003

SCHEDULE RC-CONTINUED

                                                                                                 DOLLAR AMOUNTS IN
                                                                                                      THOUSANDS
                                                                                                   ----------------
                                                                                           RCON
                                                                                           ----
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C
       from Schedule RC-E) ........................................................        2200            2,450,819        13.a
       (1) Noninterest-bearing(1)..................................................        6631            1,403,420        13.a1
       (2) Interest-bearing........................................................        6636            1,047,399        13.a2
    b. Not applicable
14. Federal funds purchased and securities sold under agreements
    to repurchase..................................................................        RCFD 2800               0        14.
15. Trading Liabilities(from Schedule RC-D)........................................        RCFD 3548               0        15.
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M).....................        3190                    0        16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding.......................        2920                    0        18.

19. Subordinated notes and debentures (2)..........................................        3200                    0        19.
20. Other liabilities (from Schedule RC-G).........................................        2930               82,625        20.
21. Total liabilities (sum of items 13 through 20).................................        2948            2,533,444        21.
22. Minority interest in consolidated subsidiaries.................................        3000                    0        22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus..................................        3838                    0        23.
24. Common stock...................................................................        3230                  800        24.
25. Surplus (exclude all surplus related to preferred stock).......................        3839               45,157        25.
26. a.  Retained earnings..........................................................        3632              114,729        26.a
    b. Accumulated other comprehensive income (3)..................................        B530                   26        26.b
27. Other equity capital components (4)............................................        A130                    0        27.
28. Total equity capital (sum of items 23 through 27)..............................        3210              160,692        28.
29. Total liabilities, minority interest, and equity
    capital (sum of items 21, 22, and 28)..........................................        3300            2,694,136        29.

Memorandum

To be reported only with the March Report of Condition.

1.   Indicate in the box at the right the number of the statement below that                                    Number
     best describes the most comprehensive level of auditing work performed for
     the bank by independent external auditors as of any date during 2000..........    RCFD 6724     N/A          M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company
     (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 =  Directors' examination of the bank performed by other external auditors
     (may be required by state chartering authority)

5 =  Review of the bank's financial statements by external auditors

6 =  Compilation of the bank's financial statements by external auditors

7 =  Other audit procedures (excluding tax preparation work)

8 =  No external audit work


(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

                                    EXHIBIT 7

Legal Title of Bank:     Bank One Trust Company, N.A.     Call Date: 9/30/01       State #:  391581     FFIEC 041
Address:                 100 Broad Street                 Vendor ID:  D            Cert #:  21377       Page  RC-1
City, State  Zip:        Columbus, OH 43271               Transit #:  04400003

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR SEPTEMBER 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                           DOLLAR AMOUNTS IN THOUSANDS
                                                                                            RCON        BIL MIL THOU         C300
                                                                                           ------    -----------------       ----
ASSETS
1. Cash and balances due from depository institutions (from Schedule
   RC-A):                                                                                  RCON
                                                                                           ----
   a.  Noninterest-bearing balances and currency and coin(1).......................        0081              297,128         1.a
   b.  Interest-bearing balances(2)................................................        0071                    0         1.b
2. Securities
   a.  Held-to-maturity securities(from Schedule RC-B, column A)...................        1754                    0         2.a
   b.  Available-for-sale securities (from Schedule RC-B, column D)................        1773                  863         2.b
3. Federal funds sold and securities purchased under agreements to
   resell..........................................................................        1350            1,457,726         3.
4. Loans and lease financing receivables: (from Schedule RC-C):                            RCON
                                                                                           ----
   a.  Loans and leases held for sale..............................................        5369                    0         4.a
   b.  Loans and leases, net of unearned income....................................        B528              147,723         4.b
   c.  LESS: Allowance for loan and lease losses...................................        3123                  194         4.c
   d.  Loans and leases, net of unearned income and allowance
       (item 4.b minus 4.c)........................................................        B529              147,529         4.d
5.       Trading assets (from Schedule RC-D).......................................        3545                    0         5.
6.       Premises and fixed assets (including capitalized leases)..................        2145               17,587         6.
7.       Other real estate owned (from Schedule RC-M)..............................        2150                    0         7.
8.       Investments in unconsolidated subsidiaries and associated
         companies (from Schedule RC-M)............................................        2130                    0         8.
9.       Customers' liability to this bank on acceptances outstanding                      2155                    0         9.
10.      Intangible assets.........................................................
         a.  Goodwill..............................................................        3163                    0         10.a
         b.  Other intangible assets (from Schedule RC-M)..........................        0426                9,759         10.b
11.      Other assets (from Schedule RC-F).........................................        2160              763,544         11.
12.      Total assets (sum of items 1 through 11)..................................        2170            2,694,136         12.

---------------

(1)      Includes cash items in process of collection and unposted debits.

(2)      Includes time certificates of deposit not held for trading.

Legal Title of Bank:                Bank One Trust Company, N.A.       Call Date: 9/30/01       State #: 391581     FFIEC 041
Address:                            100 East Broad Street              Vendor ID: D             Cert #"  21377      Page RC-2
City, State  Zip:                   Columbus, OH 43271                 Transit #: 04400003

SCHEDULE RC-CONTINUED

                                                                                                 DOLLAR AMOUNTS IN
                                                                                                     THOUSANDS
                                                                                                 -----------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C                         RCON
       from Schedule RC-E) .............................................             2200            2,450,819            13.a
       (1) Noninterest-bearing(1) ......................................             6631            1,403,420            13.a1
       (2) Interest-bearing ............................................             6636            1,047,399            13.a2
    b. Not applicable
14. Federal funds purchased and securities sold under agreements
    to repurchase ......................................................             RCFD 2800               0            14.
15. Trading Liabilities(from Schedule RC-D) ............................             RCFD 3548               0            15.
16. Other borrowed money (includes mortgage indebtedness and
    obligations under capitalized leases) (from Schedule RC-M) .........             3190                    0            16.
17. Not applicable
18. Bank's liability on acceptances executed and outstanding ...........             2920                    0            18.
19. Subordinated notes and debentures (2) ..............................             3200                    0            19.
20. Other liabilities (from Schedule RC-G) .............................             2930               82,625            20.
21. Total liabilities (sum of items 13 through 20) .....................             2948            2,533,444            21.
22. Minority interest in consolidated subsidiaries .....................             3000                    0            22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ......................             3838                    0            23.
24. Common stock .......................................................             3230                  800            24.
25. Surplus (exclude all surplus related to preferred stock) ...........             3839               45,157            25.
26. a. Retained earnings ...............................................             3632              114,729            26.a
    b. Accumulated other comprehensive income (3) ......................             B530                   26            26.b
27. Other equity capital components (4) ................................             A130                    0            27.
28. Total equity capital (sum of items 23 through 27) ..................             3210              160,692            28.
29. Total liabilities, minority interest, and equity
    capital (sum of items 21, 22, and 28) ..............................             3300            2,694,136            29.

Memorandum

To be reported only with the March Report of Condition.

1.       Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed
         for the bank by independent external Number auditors as of any date                                         Number
         during 2000 ................................................................. RCFD 6724        N/A          M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 =      Directors' examination of the bank performed by other external auditors
         (may be required by state chartering authority)

5 =      Review of the bank's financial statements by external auditors

6 =      Compilation of the bank's financial statements by external auditors

7 =      Other audit procedures (excluding tax preparation work)

8 =      No external audit work

---------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)      Includes limited-life preferred stock and related surplus.

(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.